                                                        [SHIP LOGO  VANGUARD(R)]





VANGUARD GNMA FUND



SUPPLEMENT TO THE PROSPECTUS

Michael F. Garrett of Wellington Management Company, LLP (Wellington Management), no longer manages assets for Vanguard GNMA Fund.

Thomas L. Pappas, CFA, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, will continue to serve as portfolio manager for the Fund. Mr. Pappas has worked in investment management with Wellington Management since 1987; has participated in managing the Fund since 1994; and has served as a portfolio manager for the Fund since 2005. Education: B.S., Tufts University; M.S., Sloan School of Management, Massachusetts Institute of Technology.





(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                      PSGART 012009